EXHIBIT 32.02

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christine Plummer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Streamex Corp. on Form 10-K for the fiscal year ended December 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Streamex Corp., as of, and for, the periods presented in the Annual Report on Form 10-K.

	By:	/s/ Christine Plummer
Date: March 31, 2026	Name:	Christine Plummer
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)